SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            December 23, 2002

IMPROVENET, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29927	77-0452868
(State or other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

8930 E. Raintree Drive, Suite 300

Scottsdale, Arizona 85260

(Address of Registrant’s Principal Executive Offices) (Zip Code)

1286 Oddstad Drive

Redwood City, CA 94063

(Former Address of Registrant’s Principal Executive Offices)

(480) 346-0000

(Registrant’s telephone number, including area code)

Item 1.    Changes In Control of Registrant.

Effective December 23, 2002 (the “Effective Time”), Etech Acquisition, Inc. (“Merger Sub”), a newly formed Arizona corporation and wholly-owned subsidiary of ImproveNet, Inc., a Delaware corporation (the “Company”), merged (the “Merger”) with and into eTechLogix, Inc., an Arizona corporation (“Etech”) pursuant to an Agreement and Plan of Merger dated July 30, 2002 (the “Merger Agreement”).  The description contained in this Item 1 of the transactions consummated pursuant to the terms and conditions of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, and the amendments thereto, which are incorporated herein by reference.  The Merger Agreement is filed as Exhibit 10.39 to the Report on Form 8-K filed by the Company on August 6, 2002 and which provides additional information regarding the Merger Agreement.  Amendment No. 1 to the Merger Agreement and Amendment No. 2 to the Merger Agreement are filed as Exhibits 2 and 3, respectively  to the Schedule 13Ds filed separately by Jeffrey I. Rassas, Homayoon J. Farsi and Naser Ahmad on January 2, 2003.

At the Effective Time, each outstanding share of the common stock, no par value per share, of Etech (“Etech Common Stock”) was converted into the right to receive and became exchangeable for 5,555.555556 shares of common stock of the Company, par value $0.001 per share (“IMPV Common Stock”).  A total of 35,417,750 shares of IMPV Common Stock were issued in the Merger to eleven (11) different shareholders of Etech Common Stock.  Of the holders of Etech Common Stock, Jeffrey I. Rassas, Homayoon J. Farsi and Naser Ahmad, the directors of Etech, (the “Etech Directors”) collectively received 30,310,740 shares of IMPV Common Stock in the Merger and have acquired control of the Company.  At the Effective Time, the Etech Directors collectively held 57.06% of the outstanding shares of IMPV Common Stock.  There are no agreements between the Etech Directors regarding their holdings of IMPV Common Stock.

In addition, each outstanding warrant which was exercisable to purchase shares of Etech Common Stock was converted into a warrant to purchase a number of shares of IMPV Common Stock equal to the number of shares of Etech Common Stock that could have been purchased by exercising such warrant multiplied by 5,555.555556, at a price per share of IMPV Common Stock equal to the per share exercise price of such warrant divided by 5,555.555556.  Warrants to purchase 1,500,000 shares of IMPV Common Stock were issued in the Merger.  Also, each unexpired outstanding option to purchase Etech Common Stock was converted, on the same vesting schedule, into an option to purchase a number of shares of IMPV Common Stock equal to the number of shares of Etech Common Stock that could have been purchased under such option multiplied by 5,555.555556, at a price per share of IMPV Common Stock equal to the per share exercise price of $0.05 per share. Options to acquire 788,889 shares of IMPV Common Stock were issued in the Merger of which 222,222 had vested as of December 23, 2002.

The Merger was intended to qualify as a tax deferred reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for on a purchase basis.  Neither the Company nor any of its affiliates, directors, or officers or any affiliate of any of the Company’s directors or officers had any material relationship with the holders of securities of Etech at or before the Effective Time. Etech is a leading developer and marketer of enterprise commerce management software applications for the manufacturing and distribution markets of the building materials industry.

Item 2.    Acquisition or Disposition of Assets.

                The Company hereby incorporates by reference Item 1 above in response to Item 2.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Financial Statements of Business Acquired.

The financial statements required to be filed in this Form 8-K will be filed as soon as practicable, but not later than 60 days after the date of filing of this Form 8-K.

(b)           Pro Forma Financial Information

The financial statements required to be filed in this Form 8-K will be filed as soon as practicable, but not later than 60 days after the date of filing of this Form 8-K.

(c)           Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated July 30, 2002, by and among ImproveNet, Inc., a Delaware corporation, eTechLogix, Inc., an Arizona corporation, and Etech Acquisition, Inc., an Arizona corporation.  (Incorporated by reference to Exhibit 10.39 to the Form 8-K filed by the Company on August 6, 2002.)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated October 1, 2002. (Incorporated by reference to Exhibit 2 to each of the Schedule 13Ds filed separately by Jeffrey I. Rassas, Homayoon J. Farsi and Naser Ahmad on January 2, 2003.)

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated November 12, 2002. (Incorporated by reference to Exhibit 3 to each of the Schedule 13Ds filed separately by Jeffrey I. Rassas, Homayoon J. Farsi and Naser Ahmad on January 2, 2003.)

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPROVENET, INC.

By: /s/ RONALD B. COOPER
Ronald B. Cooper,
Dated: January 7, 2003	Chairman

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated July 30, 2002, by and among ImproveNet, Inc., a Delaware corporation, eTechLogix, Inc., an Arizona corporation, and Etech Acquisition, Inc., an Arizona corporation.  (Incorporated by reference to Exhibit 10.39 to the Form 8-K filed by the Company on August 6, 2002.)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated October 1, 2002. (Incorporated by reference to Exhibit 2 to each of the Schedule 13Ds filed separately by Jeffrey I. Rassas, Homayoon J. Farsi and Naser Ahmad on January 2, 2003.)

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated November 12, 2002. (Incorporated by reference to Exhibit 3 to each of the Schedule 13Ds filed separately by Jeffrey I. Rassas, Homayoon J. Farsi and Naser Ahmad on January 2, 2003.)